Exhibit 10.3

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that the Registrant treats as private or confidential. The redaction of such information is indicated by [***].

Massachusetts Institute of Technology

and

Liberty Defense Technologies, Inc

FIRST AMENDMENT

This First Amendment, effective as of March 4, 2019 is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Liberty Defense Technologies, Inc (“COMPANY”), a Georgia corporation, with a principal place of business at 2 Sun Court, Suite 230, Peachtree Corners, GA 30092 (each individually a “Party” and collectively the “Parties”) and amends that certain Exclusive Patent License Agreement between the Parties dated as of September 10, 2018, (the “LICENSE AGREEMENT”) (MIT No. 4915113). Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

WHEREAS, MIT and COMPANY wish to amend the LICENSE AGREEMENT;

NOW, THEREFORE, the Parties agree as follows:

1.	Appendix A of the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the Appendix A attached hereto and set forth below the signatures of the parties on this First Amendment.

2.	Except as specifically amended herein, the terms and conditions of the LICENSE AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of March 4, 2019.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		LIBERTY DEFENSE TECHNOLOGIES, INC.

By:	/s/John H. Turner, Jr.	By:	/s/Aman Bhardwaj
Name:	John H. Turner, Jr.	Name:	Aman Bhardwaj
Title:	Senior Associate Director	Title:	President

Appendix A

List of Patent Applications and Patents

MIT Case No. 18409L

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